UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EQUITABLE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! EQUITABLE HOLDINGS, INC. 2021 Annual Meeting Vote by May 19, 2021 11:59 PM ET EQUITABLE HOLDINGS, INC. 1290 AVENUE OF THE AMERICAS NEW YORK, NY 10104 ATTN: JESSICA OLICH D45454-P47195 You invested in EQUITABLE HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021. Get informed before you vote View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 20, 2021 8:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/EQH2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. Francis A. Hondal 1b. Daniel G. Kaye 1c. Joan Lamm-Tennant 1d. Kristi A. Matus 1e. Ramon de Oliveira 1f. Mark Pearson 1g. Bertram L. Scott 1h. George Stansfield 1i. Charles G.T. Stonehill 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2021; and 3. Advisory vote to approve the compensation paid to our named executive officers. NOTE: Any such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof will be voted on by the proxies in their discretion. Board Recommends For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D45455-P47195